UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 2, 2004

Xten Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50346
(Commission File Number)

20-0004161
(IRS Employer Identification No.)

Suite 320, 5201 Great America Parkway, Santa Clara, CA 95056
(Address of principal executive offices and Zip Code)

(408) 876-4346
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

Exhibits

(99) Miscellaneous

99.1 News Release issued by the Registrant on June 2, 2004

Item 9. Regulation FD Disclosure

On June 2, 2004 the Registrant has issued a news release announcing the release of XTunnels as a free NAT (Network Address Translation), Firewall and Private Proxy traversal solution for SIP endpoints.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTEN NETWORKS INC.

/s/ Mark Bruk
By: Mark Bruk
Chief Executive Officer, Secretary, Treasurer and Director
Date: June 2, 2004